LORD ABBETT SERIES FUND, INC.

Total Return Portfolio

Supplement dated March 28, 2016 to the

Prospectus dated May 1, 2015

Each change below is effective March 28, 2016.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert A. Lee, Partner and Deputy Chief Investment Officer	2010
Andrew H. O’Brien, Partner and Portfolio Manager	2010
Kewjin Yuoh, Partner and Portfolio Manager	2010

The following paragraph replaces the paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 22 of the prospectus:

The team is headed by Robert A. Lee, Partner and Deputy Chief Investment Officer. Mr. Lee joined Lord Abbett in 1997. Assisting Mr. Lee are Andrew H. O’Brien, Partner and Portfolio Manager, and Kewjin Yuoh, Partner and Portfolio Manager. Messrs. O’Brien and Yuoh joined Lord Abbett in 1998 and 2010, respectively. Messrs. Lee, O’Brien, and Yuoh are jointly and primarily responsible for the day-to-day management of the Fund and each has been a member of the team since the Fund’s inception.

Please retain this document for your future reference.